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     MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE FIXED INCOME
                                    PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2010 - SEPTEMBER 30, 2010

                                                                AMOUNT OF    % OF     % OF
                                   OFFERING        TOTAL         SHARES     OFFERING  FUNDS
  SECURITY      PURCHASE/  SIZE OF PRICE OF      AMOUNT OF      PURCHASED  PURCHASED  TOTAL
  PURCHASED    TRADE DATE OFFERING  SHARES       OFFERING        BY FUND    BY FUND   ASSETS       BROKERS       PURCHASED FROM
-------------- ---------- -------- -------- ----------------- ------------ --------- ------- ------------------ ----------------
  Southern      04/13/10        -- $ 99.481 $  400,000,000.00    45,000.00   0.01%    0.05%        Credit        Credit Suisse
 Copper Corp                                                                                       Suisse,         Securities
 5.375% Due                                                                                       Goldman
  4/16/2020                                                                                     Sachs & Co,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                    BBVA
                                                                                                 Securities
                                                                                                    BofA
                                                                                                  Merrill
                                                                                                   Lynch

US Bank NA -    04/26/10        -- $100.000 $  500,000,000.00   275,000.00   0.05%    0.28%        Credit        Credit Suisse
 Cincinnati                                                                                        Suisse,      Securities (USA)
 3.778% due                                                                                        Morgan             LLC
  4/29/2020                                                                                     Stanley, US
                                                                                                  Bancorp,
                                                                                                  Aladdin
                                                                                                  Capital
                                                                                                 LLC, Loop
                                                                                                  Capital
                                                                                                  Markets

     NBC        04/27/10        --  $99.845 $2,000,000,000.00   150,000.00   0.01%    0.17%       Goldman,         JP Morgan
  Universal                                                                                       Sachs &
 Inc. 5.150%                                                                                     Co., J.P.
due 4/30/2020                                                                                     Morgan,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                    BofA
                                                                                                  Merrill
                                                                                                   Lynch,
                                                                                                   Citi,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                    BNP
                                                                                                  Paribas,
                                                                                                   Credit
                                                                                                  Suisse,
                                                                                                  Deutsche
                                                                                                    Bank
                                                                                                Securities,
                                                                                                 Mitsubishi
                                                                                                    UFJ
                                                                                                Securities,
                                                                                                  RBS, UBS
                                                                                                 Investment
                                                                                                   Bank,
                                                                                                 Mitsubishi
                                                                                                    UFJ
                                                                                                Securities,
                                                                                                Wells Fargo
                                                                                                Securities,
                                                                                                  Blaylock
                                                                                                Robert Van,
                                                                                                    LLC,
                                                                                                 CastleOak
                                                                                                Securities,
                                                                                                 L.P., Loop
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                    LLC,
                                                                                                  Ramirez
                                                                                                & Co., Inc.,
                                                                                                    The
                                                                                                  Williams
                                                                                                  Capital
                                                                                                Group, L.P.

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
  Missouri      05/19/10        -- $100.000 $  822,500,000.00 $ 150,000.00   0.02%    0.17%        Morgan         BMO Capital
   Higher                                                                                         Stanley,          Markets
  Education                                                                                     BMO Capital
Loan 1.3567%                                                                                      Markets
Due 8/27/2029

 New York NY    05/19/10        -- $100.000 $  250,000,000.00    70,000.00   0.03%    0.08%         BofA         Merrill Lynch
    City                                                                                          Merrill
 Transition                                                                                        Lynch,
 5.267% Due                                                                                       Barclays
  5/1/2027                                                                                        Capital,
                                                                                                   Citi,
                                                                                                  Goldman,
                                                                                                  Sachs &
                                                                                                    Co.,
                                                                                                 JPMorgan,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                  Cabrera
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                   Inc.,
                                                                                                  Fidelity
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                  Jackson
                                                                                                Securities,
                                                                                                Jefferies &
                                                                                                  Company,
                                                                                                    Loop
                                                                                                  Capital
                                                                                                  Markets
                                                                                                 LLC, M.R.
                                                                                                   Beal &
                                                                                                  Company,
                                                                                                 Ramirez &
                                                                                                 Co., Inc.,
                                                                                                    Rice
                                                                                                 Financial
                                                                                                  Products
                                                                                                  Company,
                                                                                                 Roosevelt
                                                                                                 and Cross
                                                                                                Incorporated,
                                                                                                  Siebert
                                                                                                 Brandford
                                                                                                Shank & Co.
                                                                                                 LLC, Wells
                                                                                                Fargo Bank,
                                                                                                  National
                                                                                                Association,
                                                                                                   Morgan
                                                                                                  Keegan &
                                                                                                  Company,
                                                                                                   Inc.,
                                                                                                Oppenheimer
                                                                                                   & Co.,
                                                                                                   Inc.,
                                                                                                  Raymond
                                                                                                  James &
                                                                                                Associates,
                                                                                                 Inc., RBC
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                 Southwest
                                                                                                Securities,
                                                                                                   Inc.,
                                                                                                   Stifel
                                                                                                 Nicolaus,
                                                                                                  Stone &
                                                                                                 Youngberg
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
  Discovery     05/26/10        -- $ 99.675 $1,300,000,000.00   130,000.00   0.01%    0.15%      Citi, J.P.        JP Morgan
Communications                                                                                     Morgan,      Securities, Inc.
 LLC 5.050%                                                                                         BofA
due 6/1/2020                                                                                      Merrill
                                                                                                   Lynch,
                                                                                                   Credit
                                                                                                  Suisse,
                                                                                                    RBS,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                    BNP
                                                                                                  Paribas,
                                                                                                   Credit
                                                                                                  Agricole
                                                                                                    CIB,
                                                                                                  Goldman,
                                                                                                  Sachs &
                                                                                                Co., Morgan
                                                                                                  Stanley,
                                                                                                RBC Capital
                                                                                                  Markets,
                                                                                                   Scotia
                                                                                                  Capital,
                                                                                                  SunTrust
                                                                                                  Robinson
                                                                                                 Humphrey,
                                                                                                Wells Fargo
                                                                                                 Securities

Altria Group    06/08/10        -- $ 99.574 $  800,000,000.00   115,000.00   0.01%    0.13%       Barclays      Barclays Capital,
 Inc. 4.125%                                                                                      Capital,            Inc.
due 9/11/2015                                                                                      Credit
                                                                                                  Suisse,
                                                                                                  Deutsche
                                                                                                    Bank
                                                                                                Securities,
                                                                                                 CastleOak
                                                                                                Securities,
                                                                                                L.P., Citi,
                                                                                                  Goldman
                                                                                                  Sachs &
                                                                                                 Co., HSBC,
                                                                                                 JP Morgan,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                    RBS,
                                                                                                 Santander,
                                                                                                   Scotia
                                                                                                  Capital,
                                                                                                    The
                                                                                                  Williams
                                                                                                  Capital
                                                                                                Group, L.P.
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
   Genzyme      06/14/10        -- $ 99.684 $  500,000,000.00    85,000.00   0.02%    0.10%        Credit        Credit Suisse
Corp. 3.625%                                                                                      Suisse,         Securities
due 6/15/2015                                                                                     Goldman
                                                                                                  Sachs &
                                                                                                 Co., BofA
                                                                                                  Merrill
                                                                                                   Lynch,
                                                                                                   Citi,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                 RBS, Wells
                                                                                                   Fargo
                                                                                                 Securities

    Teva        06/15/10        -- $ 99.876 $1,000,000,000.00   280,000.00   0.03%    0.28%        Credit         Goldman Sachs
Pharmaceutical                                                                                    Suisse,
 Finance II                                                                                       Goldman,
 3.000% due                                                                                       Sachs &
  6/15/2015                                                                                     Co., Morgan
                                                                                                  Stanley,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                 Citi, BNP
                                                                                                  Paribas,
                                                                                                   Credit
                                                                                                  Agricole
                                                                                                 CIB, HSBC

 Pall corp.     06/15/10        -- $ 99.465 $  375,000,000.00    85,000.00   0.02%    0.10%         BofA        Banc of America
 5.000% due                                                                                       Merrill         Securities
  6/15/2020                                                                                     Lynch, J.P.
                                                                                                  Morgan,
                                                                                                    HSBC
                                                                                                 Securities
                                                                                                   (USA),
                                                                                                Wells Fargo
                                                                                                Securities,
                                                                                                   Daiwa
                                                                                                  Capital
                                                                                                  Markets
                                                                                                  America,
                                                                                                 Mitsubishi
                                                                                                    UFJ
                                                                                                 Securities
                                                                                                 (USA), ANZ
                                                                                                Securities,
                                                                                                 Banca IMI,
                                                                                                    BNP
                                                                                                  Paribas,
                                                                                                Commerzbank,
                                                                                                    ING

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
 Prudential     06/16/10        -- $ 99.390 $  650,000,000.00    60,000.00   0.01%    0.07%      Citi, J.P.        JP Morgan
  Financial                                                                                       Morgan,
 Inc. 5.375%                                                                                    Wells Fargo
due 6/21/2020                                                                                   Securities,
                                                                                                 BNY Mellon
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                    LLC,
                                                                                                 Mitsubishi
                                                                                                    UFJ
                                                                                                Securities,
                                                                                                 Nikko Bank
                                                                                                (Luxembourg)
                                                                                                   S.A.,
                                                                                                  Cabrera
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                 LLC, Loop
                                                                                                  Capital
                                                                                                  Markets,
                                                                                                  Siebert
                                                                                                  Capital
                                                                                                  Markets

   Westpac      07/26/10        -- $ 99.540 $2,000,000,000.00   165,000.00   0.01%    0.19%       HSBC, J.P.     HSBC Securities
Banking Corp                                                                                      Morgan,         (USA) Inc.
  3.00% due                                                                                        Morgan
  8/4/2015                                                                                        Stanley

   Omnicom      08/02/10        -- $ 99.654 $1,000,000,000.00   130,000.00   0.01%    0.15%         J.P.          J.P. Morgan
 Group Inc.                                                                                        Morgan,      Securities, Inc.
 4.450% due                                                                                         BofA
  8/15/2020                                                                                       Merrill
                                                                                                   Lynch,
                                                                                                   Citi,
                                                                                                  Deutsche
                                                                                                    Bank
                                                                                                Securities,
                                                                                                   HSBC,
                                                                                                  Barclays
                                                                                                  Capital,
                                                                                                Wells Fargo
                                                                                                Securities,
                                                                                                    BNP
                                                                                                  Paribas,
                                                                                                   Morgan
                                                                                                  Stanley,
                                                                                                  Societe
                                                                                                 Generale,
                                                                                                    UBS
                                                                                                 Investment
                                                                                                 Bank, ANZ
                                                                                                Securities,
                                                                                                 Banca IMI,
                                                                                                    BBVA
                                                                                                Securities,
                                                                                                    RBS

 ING Bank of    08/17/10        -- $ 99.732 $  750,000,000.00   130,000.00   0.02%    0.15%    Banc of America   Banc of America
  NV 3.000%                                                                                     Securities          Securities
due 9/1/2015                                                                                   LLC, Morgan
                                                                                                Stanley *
                                                                                                   Co.
                                                                                               Incorporated,
                                                                                                 ING Bank
                                                                                                   N.V.